SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2012 (October 31, 2012)
Education Management Corporation
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(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
_____________________	____________	__________________
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania		15222
___________________________________		_______
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02. --Results of Operations and Financial Condition.

On October 31, 2012, Education Management Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2012. A copy of the October 31, 2012 press release is attached hereto as an exhibit and incorporated herein by reference.

The information included in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(a)    None.

(b)    None.

(c )     None.

(d)    Exhibits
Exhibit 99.1 Press release dated October 31, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EDUCATION MANAGEMENT CORPORATION
By:     /s/ RANDALL J. KILLEEN
Randall J. Killeen
Vice President and Acting Chief Financial Officer
Dated: October 31, 2012

EXHIBIT INDEX

Exhibit No.    Description

99.1     Press release dated October 31, 2012